Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

23. Subsequent Events

On January 31, 2012, the Company further obtained an uncommitted $100 million revolving term loan facility which bears an interest rate of 2-weeks or 1-month LIBOR plus 2.1% per annum. Till the date of this report, the Company has not drawn down any amounts under this facility agreement.

On January 10, 2012, the Group announced a policy starting from 2012 to issue a recurring dividend. A dividend of $17.9 million, or $0.0274 per ordinary share, was paid out on April 16, 2012 to the shareholders of record on March 30, 2012.